Exhibit 10.2
                                                                    ------------


                         Provectus Pharmaceuticals, Inc.

                      Amended and Restated 2002 Stock Plan


1.   Purpose of the Plan

     The purpose of the Provectus Pharmaceuticals, Inc. 2002 Stock Plan is to enable the Corporation to provide an incentive to Officers, Directors, Employees, and Consultants whose present and potential contributions are important to the continued success of the Corporation, to afford these
individuals   the   opportunity  to  acquire  a  proprietary   interest  in  the
Corporation, and to enable the Corporation to enlist and retain in its employment the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) Options, (b) Stock Appreciation Rights, (c) Stock Purchase Rights, and (d) Long-Term Performance Awards.

2.   Definitions

     As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

     (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Nevada corporate law and the Code.

     (c) "Award Agreement" means a written agreement between the Corporation and an Participant that evidences the specific terms and conditions of an individual Option or Right, subject to the general terms and conditions of the Plan.

     (d) "Board" means the Board of Directors of the Corporation.

     (e) "Change in Control" means the occurrence of any of the following:

          (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a Subsidiary or a Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors; or

          (ii) The stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets; or

          (iii) A change in the composition of the Board of Directors of the Corporation, as a result of which fewer than a majority of the directors are Incumbent Directors.

     (f) "Change in Control Price" means any one of the following, as determined by the Board:

          (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"); or

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                                            AMENDED AND RESTATED 2002 STOCK PLAN
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               (ii) the highest  price paid or offered per Share,  as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Corporation, at any time within the 60-Day Period; or

               (iii)  such  lower  price  as  the  Board,   in  its  discretion,
          determines to be a reasonable estimate of the fair market value of a Share.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a Committee appointed by the Board in accordance with
Section 5 of the Plan.

     (i) "Common Stock" means the common shares, $.001 par value, of the Corporation.

     (j)  "Corporation"   means  Provectus   Pharmaceuticals,   Inc.,  a  Nevada
corporation.

     (k) "Consultant" means any person, including an advisor, engaged by the Corporation or a Parent or Subsidiary to render services and who is compensated for such services, and which services are in no way related to a "capital raising" transaction.

     (l) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Corporation, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Corporation policies) or statute; or (ii) transfers between locations of the Corporation or between the Corporation, its Parent, its Subsidiaries or its successor.

     (m) "Director" means a member of the Board.

     (n) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (o) "Employee" means any person, including Officers and Directors, employed by the Corporation or any Parent or Subsidiary of the Corporation. Neither service as a Director nor payment of a director's fee by the Corporation shall be sufficient to constitute "employment" by the Corporation.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (q) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) the average on the applicable date of the high and low prices of a share of Common Stock on the principal national securities exchange on which shares of Common Stock then are trading, or, if shares were not traded on such date, then on the next preceding date on which a trade occurred; or

          (ii) if shares of Common Stock are not traded on a national securities exchange but are listed on the Nasdaq Stock Market ("Nasdaq"), the last reported sale price on such date as reported by Nasdaq; or

          (iii) if shares of Common Stock are not traded on a national securities exchange and are not listed on Nasdaq, the closing bid price (or average bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or

          (iv) if shares of Common Stock are not traded on such date, the fair market value of a share of Common Stock as established by the Board acting in good faith and taking into consideration all factors which it deems appropriate, including recent sale or offer prices for Common Stock in private arm's-length transactions.

     (r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                                                 PROVECTUS PHARMACEUTICALS, INC.
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                                            AMENDED AND RESTATED 2002 STOCK PLAN
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     (s) "Incumbent  Directors"  means Directors who either (i) are Directors as of the date the Plan is approved by the stockholders of the Corporation, or (ii) are elected, or nominated for election, to the Board of Directors of the Corporation with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or
threatened   proxy  contest  relating  to  the  election  of  directors  to  the
Corporation).

     (t) "Long-Term Performance Award" means an award under Section 9 of the Plan, evidenced by a Award Agreement, that permits the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such Corporation, Subsidiary and/or individual performance factors or other criteria as the Administrator may deem appropriate and set out in the individual Award Agreement.

     (u) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option.

     (v) "Officer" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (w) "Option" means a stock option granted pursuant to the Plan.

     (x) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

     (y) "Optioned Stock" means the Common Stock subject to an Option or Right.

     (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (aa) "Participant" means an Officer, Director, Employee or Consultant who holds an outstanding Option or Right.

     (bb) "Plan" means the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan, as amended from time to time.

     (cc) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 8 of the Plan and subject to a Award Agreement.

     (dd) "Right" means and includes SARs, Long-Term Performance awards and Stock Purchase Rights granted pursuant to the Plan.

     (ee) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

     (ff) "SAR" means a stock appreciation right granted pursuant to Section 7.2 of the Plan.

     (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by a Award Agreement.

     (ii)  "Subsidiary"  means  a  "subsidiary   corporation,"  whether  now  or
hereafter existing, as defined in Section 424(f) of the Code.

3.   Eligibility

     Nonqualified Stock Options and Rights may be granted to Employees and Consultants, including Officers and Directors who are Employees or Consultants, and to Directors who are not Employees. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option or Right may be granted additional Options or Rights.

                                                 PROVECTUS PHARMACEUTICALS, INC.
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                                            AMENDED AND RESTATED 2002 STOCK PLAN
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4.   Stock Subject to the Plan

     The total number of Shares reserved and available for issuance under the Plan is 2,000,000 Shares. If any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited, or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the Shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan. In addition, Shares that have been subject to SARs exercised for cash, whether granted in connection with or independently of options, shall again be available for distribution under the Plan. Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock were repurchased by the Corporation at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

5.   Administration

5.1. Composition of Administrator
     ----------------------------

     (a) Multiple Administrative Bodies. If required or permitted by Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (i) Directors who are employees, (ii) Officers who are not Directors and (iii) Employees who are neither Directors nor Officers.

     (b) Administration with respect to Directors and Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Corporation, the Plan shall be administered by (i) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (ii) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (A) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (B) in such a manner as to satisfy the Applicable Laws.

     (c) Administration with respect to Other Persons. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Corporation, the Plan shall be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

     (d) General. Once a Committee has been appointed pursuant to Sections 5.1(b) and/or 5.1(c), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under Section 5.1(c), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

     (e) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

          (ii) to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

          (iii) to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

                                                 PROVECTUS PHARMACEUTICALS, INC.
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                                            AMENDED AND RESTATED 2002 STOCK PLAN
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          (iv) to  determine  the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions of any award granted hereunder, which shall not be inconsistent with the terms of the Plan and shall include, but not be limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to construe and interpret the terms of the Plan;

          (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (ix) to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

          (x) to reduce the exercise price of any Option or Right;

          (xi) to modify or amend each Option or Right (subject to Section 13 of the Plan);

          (xii) to authorize any person to execute on behalf of the Corporation any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

          (xiii) to institute an Option Exchange Program;

          (xiv) to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

          (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

     (f) Effect of  Administrator's  Decision.  The  Administrator's  decisions,
determinations   and   interpretations   shall  be  final  and  binding  on  all
Participants and any other holders of Options or Rights.

6.   Duration of the Plan

     The Plan shall remain in effect until terminated by the Board under the terms of the Plan; provided, that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

7.   Options and SARs

7.1. Options
     -------

     The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by a Award Agreement which shall expressly identify the Options as Incentive Stock Options or as Nonqualified Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Corporation, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

     (a) Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock

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Option,  the price  shall be no less than 100% of the Fair  Market  Value of the
Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7.1(d) of the Plan. The Award Agreement shall specify the number of Shares to which it pertains.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than 10 years from the date of grant.

     (c) Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Corporation of the sale or loan proceeds required to pay the exercise price;

          (vi) any combination of the foregoing methods of payment; or

          (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     (d) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

          (i) Dollar Limitation. To the extent that the aggregate Fair Market Value of (A) the Shares with respect to which Options designated as Incentive Stock Options plus (B) the shares of stock of the Corporation, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Participant during any calendar year under all plans of the Corporation and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, (1) Options shall be taken into account in the order in which they were granted, and (2) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

          (ii) 10% Stockholder. If any Participant to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary of the Corporation, then the following special provisions shall be applicable to the Option granted to such individual:

               (A) The per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

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               (B) The  Option  shall not have a term in excess of 10 years from the date of grant. Except as modified by the preceding provisions of this Section 7.1(d)and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

     (e) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

     (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

7.2. Stock Appreciation Rights
     -------------------------

     (a) In Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

          (i) The SAR shall entitle the Participant to exercise the SAR by surrendering to the Corporation unexercised a portion of the related Option. The Participant shall receive in Exchange from the Corporation an amount equal to the excess of (A) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (B) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

          (ii) When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

          (iii) An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

          (iv) An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

     (b) Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

          (i) The SAR shall entitle the Participant, by exercising the SAR, to receive from the Corporation an amount equal to the excess of (A) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (B) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

          (ii) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Participant's SAR agreement.

     (c) Form of Payment. The Corporation's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

     (d) Performance-Based Compensation Limitations. No Employee shall be granted, in any fiscal year of the Corporation, Options or SARs to receive more than 100,000 Shares of Common Stock, provided that the Corporation may make an

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additional one-time grant of up to 100,000 Shares to newly-hired Employees.  The foregoing limitations shall adjust proportionately in connection with any change in the Corporation's recapitalization as described in Section 11.1.

7.3. Method of Exercise
     ------------------

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Award Agreement consist of any consideration and method of payment allowable under Section 7.1(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

     (b) Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (c) Termination of Employment or Consulting Relationship. In the event an Participant's Continuous Status as an Employee or Consultant terminates (other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six months (three months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Participant does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

     (d) Disability of Participant. In the event an Participant's Continuous Status as an Employee or Consultant terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR, but only within 12 months from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Participant does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

     (e) Death of Participant. In the event of an Participant's death, the Participant's estate or a person who acquired the right to exercise the deceased Participant's Option or SAR by bequest or inheritance may exercise the Option or

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SAR,  but only  within 12 months  following  the date of death,  and only to the extent that the Participant was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Participant's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

8.   Stock Purchase Rights

8.1. Rights to Purchase
     ------------------

     Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Award Agreement in the form determined by the Administrator.

8.2. Repurchase Option
     -----------------

     Unless the Administrator determines otherwise, the Award Agreement shall grant the Corporation a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Corporation for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Corporation. The repurchase option shall lapse at such rate as the Administrator may determine.

8.3. Other Provisions
     ----------------

     The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Award Agreements need not be the same with respect to each purchaser.

8.4. Rule 16b-3
     ----------

     Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

8.5. Rights as a Stockholder
     -----------------------

     Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Corporation. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

8.6. Withholding Taxes
     -----------------

     In accordance with any applicable administrative guidelines it establishes, the Committee may allow a purchaser to pay the amount of taxes required by law to be withheld as a result of a purchase of Shares or a lapse of restrictions in connection with Shares purchased pursuant to a Stock Purchase Right, by withholding from any payment of Common Stock due as a result of such purchase or lapse of restrictions, or by permitting the purchaser to deliver to the Corporation, Shares having a Fair Market Value, as determined by the Committee, equal to the amount of such required withholding taxes.

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9.       Long-Term Performance Awards

9.1. Administration
     --------------

     Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Corporation, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Award Agreement. The terms of such awards need not be the same with respect to each participant.

     At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

9.2. Adjustment of Awards
     --------------------

     The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

10.  Non-Transferability of Options
     ------------------------------

     Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

11. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control

11.1.Changes in Capitalization

     Subject to any required action by the stockholders of the Corporation, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

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11.2.Dissolution or Liquidation
     --------------------------

     In the event of the proposed dissolution or liquidation of the Corporation, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

11.3.Merger or Asset Sale
     --------------------

     Subject to the provisions of Section 11.4, in the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant that the Option or Right shall be exercisable for a period of 15 days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11.4.Change in Control
     -----------------

     In the event of a "Change in Control" of the Corporation, then the following acceleration and valuation provisions shall apply:

     (a) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

     (b) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Rights, to the extent they are exercisable and vested (including Options and Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Participant or, in the event of death of an Participant prior to payment, to the estate of the Participant or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

12.  Date of Grant

     The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

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13.  Amendment and Termination of the Plan

13.1.Amendment and Termination
     -------------------------

     The Board may amend, alter, suspend or terminate the Plan at any time.

13.2.Effect of Amendment or Termination
     ----------------------------------

     No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Corporation.

14.  Conditions Upon Issuance of Shares

14.1.Legal Compliance
     ----------------

     Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

14.2.Investment Representations
     --------------------------

     As a condition to the exercise of an Option or Right, the Corporation may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

15.  Liability of Corporation

15.1.Inability to Obtain Authority
     -----------------------------

     The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.2.Grants Exceeding Allotted Shares
     --------------------------------

     If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 17(a) of the Plan.

16.  Reservation of Shares

     The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.  Stockholder Approval

     (a) The Corporation shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

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     (b)   Continuance  of  the  Plan  shall  be  subject  to  approval  by  the stockholders of the Corporation within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

18.  Effect on Plan

     The Plan amends and restates in its entirety the Provectus Pharmaceuticals, Inc. 2002 Stock Plan (the "Prior Plan"), approved by the Board of Directors of the Corporation on April 22, 2002. Any Options or Rights granted under the Prior Plan shall remain outstanding and hereafter shall be governed by the terms of the Plan.